UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2014

Clone Algo Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-191443	46-2283813
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV 89169-0952

(Address of principal executive office)

844-256-6325

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 26, 2014, our Board adopted a Code of Ethics that applies to all of our directors, officers and employees. We have attached a copy of our Code of Ethics as an exhibit to this Report and incorporate it by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this Report

Exhibit No.	Description

Exhibit 14.1	Code of Ethics, dated November 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLONE ALGO TECHNOLOGIES INC.

Date: November 26, 2014	By:	/s/ Nakul Gupta
Nakul Gupta
Chief Executive Officer